UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2005

TRIMAX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-32749	76-0616468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Simpson Tower, 401 Bay Street, #2112, Toronto, Ontario, CANADA M5H2Y4
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (416) 834-6686

(formerly KIWI Network Solutions Inc.)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 12, 2005 the Company accepted the voluntary resignation of Ernest Kolenda from his position as Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAX CORPORATION

Date: August 12, 2005	By:	/s/Derek Pepler

	Title:	Derek Pepler,
President